UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 5, 2007

FIVE STAR PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25869	13-3729186
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(646) 742-1600

 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

EXPLANATORY NOTE
On April 5, 2007, pursuant to the terms of a definitive asset purchase agreement between Five Star Products, Inc. (the “Company”) and Right-Way Dealer Warehouse, Inc. (“Right-Way”), dated as of March 13, 2007 (the “Agreement”), the Company acquired substantially all the assets (except certain “Excluded Assets”, as defined in the Agreement) and assumed certain of the liabilities of Right-Way.
This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by the Company on April 11, 2007 (the “Original Form 8-K”) and to include the historical financial statements of Right-Way and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. The information previously reported in the Original Form 8-K is hereby incorporated by reference into this amendment.
Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The unaudited financial statements of Right-Way as of and for the three months ended March 31, 2007 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The audited financial statements of Right-Way as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.
The unaudited pro forma consolidated condensed combined financial statements relating to the acquisition by the Company of substantially all the assets (except certain “Excluded Assets”, as defined in the Agreement) of Right-Way, and the assumption by the Company of certain of the liabilities of Right-Way, as of and for the three months ended March 31, 2007 and for the year ended December 31, 2006 are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)            Exhibits.

Exhibit No.	Description

23.1	Consent of Sobel & Co. LLC, Independent Registered Public Accounting Firm of Right-Way Dealer Warehouse, Inc.

23.2	Consent of Deloitte & Touche LLP, Independent Auditors of Right-Way Dealer Warehouse, Inc.

99.1	Unaudited financial statements of Right-Way Dealer Warehouse, Inc. as of and for the three months ended March 31, 2007

99.2	Audited financial statements of Right-Way Dealer Warehouse, Inc. as of December 31, 2006 and December 31, 2005 and for each of the years ended December 31, 2006, 2005 and 2004

99.3	Unaudited pro forma consolidated condensed combined financial statements as of and for the three months ended March 31, 2007 and the year ended December 31, 2006

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIVE STAR PRODUCTS, INC.

Date: June 15, 2007	By:	/s/ JOHN C. BELKNAP
Name:	John C. Belknap
Title:	Chief Executive Officer